Haynsworth Sinkler Boyd, P.A.
                    1201 Main Street, 22nd Floor (29201-3226)
                       Post Office Box 11889 (29211-1889)
                            Columbia, South Carolina

                                 March 27, 2006

FILED VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

                  Re:  CNB Corporation, Conway, South Carolina
                       Commission File No. 000-24523

Ladies and Gentlemen:

         Enclosed for filing please find a preliminary proxy statement for CNB Corporation. This proxy statement is to be used in connection with solicitation of proxies by the Board of Directors of CNB Corporation for the annual meeting of shareholders to be held on May 9, 2006. The only matters to be acted on at the meeting are election of directors and ratification of independent auditors.

         This preliminary proxy statement is being filed because the Board has been advised that two shareholders intend to nominate three director candidates at the annual meeting to run against the Board's nominees. The Board has recommended in its proxy statement that shareholders vote in favor of the Board's nominees.

         The definitive proxy statement is expected to be released to shareholders on or about April 10, 2006. Any other soliciting materials that may used by the Board in connection with the solicitation will be filed in accordance with Rule 14a-6(b) or (c), as applicable.

         Please call or email me at (803) 540-7819, sclawson@hsblawfirm.com, or Chip King at (803) 540-7818, gking@hsblawfirm.com, or fax either of us at (803) 765-1243, with your questions or comments.

          Thank you for your help.

                                          Very truly yours,

                                          s/Suzanne Hulst Clawson

                                          Suzanne Hulst Clawson